                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________


                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)

                                    NEW YORK
                (State of incorporation if not a national bank)

                                   13-4994650
                      (I.R.S. employer identification No.)

                                 270 PARK AVENUE
                               NEW YORK, NEW YORK
                    (Address of principal executive offices)

                                      10017
                                   (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)

                            CITYSCAPE FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

DELAWARE                                                      6199                          11-2994671
(State or other jurisdiction of                   (Primary Standard Industrial          (I.R.S. employer
incorporation or organization)                    Classification Code Number)           identification No.)

                                 565 TAXTER ROAD
                          ELMSFORD, NEW YORK 10523-5200
                                 (914) 592-6677
               (Address, including zip code, and telephone number,
        including area code. of registrant's principal executive offices)

                       CONVERTIBLE SUBORDINATED DEBENTURES
                              (Title of securities)

                                     GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

              New York State Banking Department, State House, Albany, New York 12110.

              Board of Governors of the Federal Reserve System, Washington, D.C., 20551

              Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

              Federal Deposit Insurance Corporation, Washington, D.C., 20429.


         (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.


Item 2.  Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996.

          2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

          3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

          4. A copy of the existing By-Laws of the Trustee.

          5. Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

          7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

          8. Not applicable.

          9. Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 3RD day of September, 1996.

                                                 THE CHASE MANHATTAN BANK


                                                 By:  Janet Robinson
                                                    ---------------------------
                                                      Second Vice President

                         [GRAPHIC OMITTED - CHASE LOGO]
The Chase Manhattan Bank
270 Park Avenue
New York, NY  10017-2070

                                   Certificate

                  I, Jean E. Rugani, an Assistant Corporate Secretary of the Chase Manhattan Bank (formerly known as Chemical Bank), a banking organization organized under the laws of the State of New Nork, do hereby certify that attached are true and correct copies of -

         (a) the Organization Certificate of Chemical Bank, as approved and filed in the office of the Superintendent of Banks of the State of New York on November 26, 1968,

         (b) a Certificate of Amendment of the Organization Certificate of Chemical Bank as approved and filed in the office of the Superintendent of Banks of the State of New York on February 17, 1969,

         (c) a Certificate of Amendment of the Organization Certificate of Chemical Bank as approved and filed in the office of the Superintendent of Banks of the State of New York on September 8, 1977,

         (d) a Certificate of Amendment of the Organization Certificate of Chemical Bank as approved and filed in the office of the Superintendent of Banks of the State of New York on January 29, 1981,

         (e) a Certificate of Amendment of the Organization Certificate of Chemical bank as approved and filed in the office of the Superintendent of Banks of the State of New York on September 14, 1982,

         (f) a Certificate of Amendment of the Organization Certificate of Chemical Bank as approved and filed in the office of the Superintendent of Banks of the State of New York on March 13, 1985;

         (g) a Certificate of Amendment of the Organization Certificate of Chemical Nank as approved and filed in the office of the Superintendent of Banks of the State of New York on June 4, 1992; and

         (h) a Certificate of Amendment of the Organization Certificate of Chemical Bank as approved and filed in the office of the Superintendent of Banks of the State of New York effective as of July 13, 1996.

                  I further certify that said Organization Certificate, as amended by said Certificates of Amendment, is in full force and effect on the date hereof.

                  IN WITNESS WHEREOF I have hereunto set my hand and affixed the seal of The Chase Manhattan Bank as of this 18th day of July 1996.


                                        /s/ Jean E. Rugani
                                        ------------------------------
                                            Jean E. Rugani

I, Bernard Gassman , Deputy Superintendent of Banks of the State of New York, do hereby certify that I have caused the annexed Copy of the Organization Certificate of Chemical Bank dated November 26, 1968, and filed in the office of the Superintendent of Banks on November 26, 1968 to be compared by a competent clerk with the original on file in the Banking Department, and the same is a correct copy of said Organization Certificate end of the whole thereof.


                         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Banking Department of New York, N.Y., this 17th day of February 1968

                                         /s/ Bernard Gassman
                                         ----------------------------------
                                                      DEPUTY SUPERINTENDENT

                            ORGANIZATION CERTIFICATE
                                       OF
                                  CHEMICAL BANK


                                    Received this   25th  day of
                                              November      1968

                                    ----------------------------------------
                                            Superintendent of Banks

                                    Filed for examination this 25th day of November 1968

                                    -----------------------------------------
                                            Superintendent of Banks

                                    Approved by the Banking Board by unanimous instrument in writing on the 26th day of November 1968

                                    /s/[GRAPHIC OMITTED - Signature]
                                    -----------------------------------------
                                    Secretary of the Banking Board

                                   Approved this  26th
                                   day of of November 1968

                                   -------------------------------------------
                                            Superintendent of Banks

                                   Filed in the office of
                                           Superintendent of Banks
                                   -------------------------------------------
                                   this 26th day of November 1968


                                   Recorded in the office of

                                   -------------------------------------------
                                    this _________________ day of _______19___

                            ORGANIZATION CERTIFICATE

                                       OF

                                  CHEMICAL BANK


                  We, the undersigned all being of full age and citizens of the United States, two of us being residents of the State of New York and three of us being residents of states contiguous to the State of New York, for the purpose of incorporating and organizing a trust company under the banking laws of the State of New York do hereby certify as follows:

                  FIRST: The name by which the Corporation is to be known is CHEMICAL BANK.

                  SECOND: The place where its office is to be located is 20 Pine Street, Borough of Manhattan, City, County and State of New York.

                  THIRD: The amount of authorized capital stock which the Corporation is hereafter to have is $510,000, and the number of shares into which such capital stock is to be divided is 42,500 shares, each of the same class and of the par value of $12 per share.

                  FOURTH: The names, places of residence and citizenship of the incorporators and the number of shares of capital stock of the Corporation subscribed for by each are as follows:

                                                                                                 Number of
                                               Place of                                           Shares
      Name                                     Residence                       Citizenship       Subscribed
      ----                                     ---------                       -----------       ----------

William S. Renchard                     200 E. 66th Street                        U.S.               84
                                        New York, N.Y.  10021

Hulbert S. Aldrich                      1088 Park Avenue                          U.S.               84
                                        New York, N.Y.  10028

Howard W. McCall, Jr.                   68 Dorchester Road                        U.S.               84
                                        Darien, Conn.  06820

Walter M. Ross                          442 North Street                          U.S.               84
                                        Greenwich, Conn.  06830

Arthur P. Ringler                       27 Londonberry Way                        U.S.               84
                                        Summit, New Jersey  07901


                  FIFTH: The number of directors of the Corporation shall be not less than five nor more than fifteen; provided, however, that upon effectiveness of the merger of Chemical Bank New York Trust Company into the Corporation the number of directors of the Corporation shall be not less than seven nor more than twenty-five.

                  SIXTH: The names of the incorporators who are to serve as directors of the Corporation until the first annual meeting of stockholders of the Corporation are:

                                            William S. Renchard
                                            Hulbert S. Aldrich
                                            Howard W. McCall, Jr.
                                            Walter M. Ross
                                            Arthur P. Ringler

                  SEVENTH: The Corporation is to exercise the powers conferred by Section 100 of the banking laws of the State of New York.

                  IN WITNESS WHEREOF, the undersigned have executed this Certificate this day of __________1968

                                     /s/ William S. Renchard
                                     --------------------------------------
                                         William S. Renchard, Incorporator

                                     /s/ Hulbert S. Aldrich
                                     --------------------------------------
                                         Hulbert S. Aldrich, Incorporator

                                     /s/ Howard W. McCall, Jr.
                                     --------------------------------------
                                         Howard W. McCall, Jr., Incorporator

                                     --------------------------------------
                                         Walter M. Ross, Incorporator

                                     /s/ Arthur P. Ringler
                                     --------------------------------------
                                         Arthur P. Ringler, Incorporator

STATE OF NEW YORK,         )
                           )  ss.:
COUNTY OF NEW YORK,        )


                  On this ____ day of _______ 1968 personally appeared before me William S. Renchard, Hulbert S. Aldrich, Howard W. McCall, Jr., Walter M. Ross and Arthur P. Ringler, to me known to be the persons described in and who executed the foregoing certificate, and severally acknowledged that they executed the same.


                                                    --------------------------
                                                    Notary Public



[Notarial Seal]

Filed in the Office of the Superintendent
of Banks, State of New York, this
 20       day of            19
- ---------        ----------   ----

- -----------------------------------
ADMINISTRATIVE OFFICER

         I, FRANK WILLE, Superintendent of Banks of the State of New York, DO HEREBY APPROVE, the annexed certificate entitled "Certificate of Amendment of the Organization Certificate of CHEMICAL BANK under Section 8005 of the Banking
Law" dated       1969, providing for increase of capital stock from $    to $



                                                     IN WITNESS WHEREOF, I have
                                                     hereunto set my hand and
                                                     affixed the official seal
                                                     of the Banking Department
                                                     of Albany, this 17th
                                                      day of February 1969



                                                      -------------------------
                                                      Superintendent of Banks

I, Bernard Gassman Deputy Superintendent of Banks of the State of New York, do hereby certify that I have caused the annexed Copy of Certificate of Amendment of the Organization Certificate of Chemical Bank dated February 10, 1969, and filed in the office of the Superintendent of Banks on February 17, 1969 to be compared by a competent clerk with the original on file in the Banking Department, and the same is a correct copy of said Certificate of Amendment of Organization Certificate and of the whole thereof.


                                                     IN WITNESS WHEREOF, I have
                                                     hereunto set my hand and
                                                     affixed the official seal
                                                     of the Banking Department
                                                     of New York, N.Y., this
                                                     17th day of February
                                                     1969


                                                   /s/ Bernard Gassman
                                                   ----------------------------
                                                          Deputy Superintendent

                            CERTIFICATE OF AMENDMENT

                                       OF

                          THE ORGANIZATION CERTIFICATE

                                       OF

                                  CHEMICAL BANK


                      Under Section 8005 of the Banking Law


                  We, WILLIAM S. RENCHARD and RAYMOND F. ADAMS, being, respectively, the President and the Secretary of CHEMICAL BANK, a New York banking organization, do hereby certify as follows:

                  1. The name of the Corporation is Chemical Bank.

                  2. The date on which the Organization Certificate of the Corporation was filed by the Superintendent of Banks of the State of New York is November 26, 1968.

                  3. Paragraph THIRD of the Organization Certificate of the Corporation, stating that the amount of the its authorized capital stock is $510,000 and the number of shares into which such capital stock is to be divided is 42,500 shares, each of the same class and of the par value of $12 per share, is hereby amended to read as follows:

                  "THIRD: The amount of authorized capital stock which the Corporation is hereafter to have is $160,731,564 and the number of shares into which such capital stock is to be divided is 13,394,297 shares, each of the same class and of the par value of $12 per share."

                  4. This amendment to the Organization Certificate was approved by the votes, cast in person or by proxy at a special stockholders' meeting of the Corporation duly held upon notice on December 30, 1968, by the holders of record of all the outstanding shares of the capital stock of the Corporation.

                  IN WITNESS WHEREOF, the undersigned have executed this Certificate this day of February 1969.




                                                  -----------------------------
                                                  William S. Renchard
                                                  President



                                                  -----------------------------
                                                  Raymond F. Adams
                                                  Secretary



[Corporate Seal]

STATE OF NEW YORK,         )
                           )  ss.:
COUNTY OF NEW YORK,        )


                  I, RAYMOND F. ADAMS, being duly sworn, depose and say that I, the said Raymond F. Adams, am the Secretary of CHEMICAL BANK, and that I have read and signed the foregoing Certificate and known the contents thereof and the statements therein contained are true.


                                                  ----------------------------
                                                  Raymond F. Adams
                                                  Secretary



Subscribed and sworn to before me
this              day of February 1969.


[GRAPHIC OMITTED - Signature]
- -------------------------------
      Notary Public

         I, William J. Heaney, Deputy Superintendent of Banks of the State of New York DO HEREBY APPROVE the annexed certificate entitled "Certificate of
Amendment of the Organization Certificate of                          under
Section 8005 of the Banking Law" dated                         19    providing
for increase of capital stock from $         to $


                                                     IN WITNESS WHEREOF, I have
                                                     hereunto set my hand and
                                                     affixed the official seal
                                                     of the Banking Department
                                                     of New York, N.Y., this 8th
                                                     day of September 1977


                                           Deputy [GRAPHIC OMITTED - Signature]
                                                 ------------------------------
                                                 Superintendent of Banks

                            CERTIFICATE OF AMENDMENT

                                       OF

                          THE ORGANIZATION CERTIFICATE

                                       OF

                                  CHEMICAL BANK


                      Under Section 8005 of the Banking Law


                  We, DONALD C. PLATTEN and JOHN B. WYNNE, being, respectively, the Chairman of the Board and the Secretary of CHEMICAL BANK, a New York banking organization, do hereby certify as follows:

                  1. The name of the Corporation is Chemical Bank.

                  2. The date on which the Organization Certificate of the Corporation was filed by the Superintendent of Banks of the State of New York is November 26, 1968.

                  3. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on February 17, 1969.

                  4. Paragraph THIRD of the Organization Certificate of the Corporation, as amended, stating that the amount of its authorized capital stock is $160,731,564 and the number of shares into which such capital stock is to be divided is 13,394,297 shares, each of the same class and of the par value of $12 per share, is hereby amended to read as follows:

                  "THIRD: The amount of authorized capital stock which the Corporation is hereafter to have is $187,200,000 and the number of shares into which such capital stock is to be divided is 15,600,000 shares, each of the same class and of the par value of $12 per share."

                  5. This amendment to the Organization Certificate was approved by the votes cast in person or by proxy at a special stockholders' meeting, duly held on August 31, 1977, by the holders of record of all the outstanding shares of the capital stock of the Corporation.

                  IN WITNESS WHEREOF, the undersigned have executed this Certificate this 31st day of August 1977.


                                                 ------------------------------
                                                 DONALD C. PLATTEN,
                                                 Chairman of the Board

                                                 /s/ John B. Wynne
                                                 ------------------------------
                                                     JOHN B. WYNNE
                                                        Secretary
[Corporate Seal]

STATE OF NEW YORK,         )
                           )  ss. :
COUNTY OF NEW YORK,        )


                  I, JOHN B. WYNNE, being duly sworn, depose and say that I, the said JOHN B. WYNNE, am the Secretary of CHEMICAL BANK, and that I have read and signed the foregoing Certificate and know the contents thereof and the statements therein contained are true.

                                                 /s/ John B. Wynne
                                                 ------------------------------
                                                     JOHN B. WYNNE
                                                        Secretary

Subscribed and sworn to before
me this           day of            1977.


- -----------------------------------------
Notary Public

I, DONALD J. KAVANAGH Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled "Certificate of Amendment of
the Organization Certificate of               under Section 8005 of the Banking
Law" dated as of                 19 , providing for increase of capital stock
from $            to

                                                     IN WITNESS WHEREOF, I have
                                                     hereunto set my hand and
                                                     affixed the official seal
                                                     of the Banking Department
                                                     of New York, N.Y., this
                                                     29th day of January 1981

                                                 [GRAPHIC OMITTED - Signature]
                                                 ------------------------------
                                                 Deputy Superintendent of Banks

                            CERTIFICATE OF AMENDMENT

                                       OF

                          THE ORGANIZATION CERTIFICATE

                                       OF

                                  CHEMICAL BANK


                      Under Section 8005 of the Banking Law


                  We, DONALD C. PLATTEN and JOHN B. WYNNE, being, respectively, the Chairman of the Board and the Secretary of CHEMICAL BANK, a New York banking organization, do hereby certify as follows:

                  1. The name of the Corporation is Chemical Bank.

                  2. The date on which the Organization Certificate of the Corporation was filed by the Superintendent of Banks of the State of New York is November 26, 1968.

                  3. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on February 17, 1969.

                  4. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on September 8, 1977.

                  5. Paragraph THIRD of the Organization Certificate of the Corporation, as amended, stating that the amount of its authorized capital stock is $187,200,000 and the number of shares into which such capital stock is to be divided is 15,600,000 shares, each of the same class and of the par value of $12 per share, is hereby amended to read as follows:

                                    "THIRD: The amount of authorized capital
                  stock which the Corporation is hereafter to have is $203,580,000 and the number of shares into which such capital stock is to be divided is 16,965,000 shares, each of the same class and of the par value of $12 per share."

                  6. This amendment to the Organization Certificate was approved by the votes cast in person or by proxy at a special stockholders' meeting, duly held as of December 31, 1980, by the holders of record of all the outstanding shares of the capital stock of the Corporation.

                  IN WITNESS WHEREOF, the undersigned have executed this Certificate as of December 31, 1980.


                                                -------------------------------
                                                DONALD C. PLATTEN,
                                                Chairman of the Board


                                                 /s/ John B. Wynne
                                                 ------------------------------
                                                     JOHN B. WYNNE
                                                        Secretary


[Corporate Seal]

STATE OF NEW YORK,         )
                           )  ss. :
COUNTY OF NEW YORK,        )


                  I, JOHN B. WYNNE, being duly sworn, depose and say that I, the said JOHN B. WYNNE, am the Secretary of CHEMICAL BANK, and that I have read and signed the foregoing Certificate and know the contents thereof and the statements therein contained are true.


                                                 /s/ John B. Wynne
                                                 ------------------------------
                                                     JOHN B. WYNNE
                                                        Secretary



Subscribed and sworn to before
me this           day of            1977.



- ----------------------------------
         Notary Public

         I, PETER M. PHILBIN, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled "Certificate of
Amendment of the Organization Certificate of                 under Section 8005
of the Banking Law" dated as of                 19 , providing for increase
of capital stock from $             to


                                                     IN WITNESS WHEREOF, I have
                                                     hereunto set my hand and
                                                     affixed the official seal
                                                     of the Banking Department
                                                     of New York, N.Y., this
                                                     14th day of September 1982




                                                --------------------------------
                                                Deputy Superintendent of Banks

                            CERTIFICATE OF AMENDMENT

                                       OF

                          THE ORGANIZATION CERTIFICATE

                                       OF

                                  CHEMICAL BANK


                      Under Section 8005 of the Banking Law


                  We, DONALD C. PLATTEN and JOHN B. WYNNE, being, respectively, the Chairman of the Board and the Secretary of CHEMICAL BANK, a New York banking organization, do hereby certify as follows:

                  1. The name of the Corporation is Chemical Bank.

                  2. The date on which the Organization Certificate of the Corporation was filed by the Superintendent of Banks of the State of New York is November 26, 1968.

                  3. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on February 17, 1969.

                  4. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on September 8, 1977.

                  5. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on January 29, 1981.

                  6. Paragraph THIRD of the Organization Certificate of the Corporation, as amended, stating that the amount of its authorized capital stock is $203,580,000 and the number of shares into which such capital stock is to be divided is 16,965,000 shares, each of the same class and of the par value of $12 per share, is hereby amended to read as follows:

                           "THIRD: The amount of authorized capital stock which
                  the Corporation is hereafter to have is $287,580,000 and the number of shares into which such capital stock is to be divided is 23,965,000 shares, each of the same class and of the par value of $12 per share."

                  7. This amendment to the Organization Certificate was approved by the votes cast in person or by proxy at a special stockholders' meeting, duly held as of September 8, 1982, by the holders of record of all the outstanding shares of the capital stock of the Corporation.

                  IN WITNESS WHEREOF, the undersigned have executed this Certificate this 9th day of September 1982.


                                                 ---------------------------
                                                 DONALD C. PLATTEN,
                                                 Chairman of the Board


                                                 /s/ John B. Wynne
                                                 ------------------------------
                                                     JOHN B. WYNNE
                                                        Secretary



[Corporate Seal]

STATE OF NEW YORK,         )
                           )  ss. :
COUNTY OF NEW YORK,        )


                  I, JOHN B. WYNNE, being duly sworn, depose and say that I, the said JOHN B. WYNNE, am the Secretary of CHEMICAL BANK, and that I have read and signed the foregoing Certificate and know the contents thereof and the statements therein contained are true.


                                                 /s/ John B. Wynne
                                                 ------------------------------
                                                     JOHN B. WYNNE
                                                        Secretary


Subscribed and sworn to before me this 9th day of September 1982.


- -----------------------------
         Notary Public

                               State of New York,
                               Banking Department



         I, PETER M. PHILBIN, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled "Certificate of Amendment of the Organization Certificate of Chemical Bank under Section 8005 of the Banking Law" dated February 28, 1985 providing for increase of capital stock from $287,580,000, consisting of 23,965,000 shares of the par value of $12 per share, to $315,000,000, consisting of 25,000,000 shares of the same par value and 15,000,000 shares of preferred stock, par value of $1 per share, with such terms as may be approved by the Board at the time of issuance of any class or series of such preferred stock.


WITNESS, my hand and official seal of the Banking Department at the City of New York, this 13th day of March in the Year of our Lord one thousand nine hundred and eighty-five.

                            CERTIFICATE OF AMENDMENT

                                       OF

                          THE ORGANIZATION CERTIFICATE

                                       OF

                                  CHEMICAL BANK


                      Under Section 8005 of the Banking Law


                  We, WALTER V. SHIPLEY and JOHN B. WYNNE, being, respectively, the Chairman of the Board and the Secretary of CHEMICAL BANK, a New York banking organization, do hereby certify as follows:

                  1. The name of the Corporation is Chemical Bank.

                  2. The date on which the Organization Certificate of the Corporation was filed by the Superintendent of Banks of the State of New York is November 26, 1968.

                  3. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on February 17, 1969.

                  4. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on September 8, 1977.

                  5. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on January 29, 1981.

                  6. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on September 8, 1982.

                            CERTIFICATE OF AMENDMENT

                                       OF

                          THE ORGANIZATION CERTIFICATE

                                       OF

                                  CHEMICAL BANK


                      Under Section 8005 of the Banking Law


                  We, WALTER V. SHIPLEY and JOHN B. WYNNE, being, respectively, the Chairman of the Board and the Secretary of CHEMICAL BANK, a New York banking organization, do hereby certify as follows:

                  1. The name of the Corporation is Chemical Bank.

                  2. The date on which the Organization Certificate of the Corporation was filed by the Superintendent of Banks of the State of New York is November 26, 1968.

                  3. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on February 17, 1969.

                  4. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on September 8, 1977.

                  5. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on January 29, 1981.

                  6. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on September 8, 1982.

                  7. Paragraph THIRD of the Organization Certificate of the Corporation, as amended, stating that the amount of its authorized capital stock is $287,580,000 and the number of shares into which such capital stock is to be divided is 23,965,000 shares, each of the same class and of the par value of $12 per share, is hereby amended to read as follows:

                                    "THIRD: The amount of authorized capital
                  stock which the Corporation hereafter is to have is $315,000,000 and the number of shares into which such capital stock is to be divided is 40,000,000 shares consisting of 25,000,000 shares of Common Stock, par value $12 per share, and 15,000,000 shares of Preferred Stock, par value $1 per share, which shall be issued in one or more classes or series having such designations, relative rights, preferences or limitations as fixed by the Board of Directors of the Corporation at the time of issuance of any such Preferred Stock."

                  8. This amendment to the Organization Certificate was approved by a resolution adopted by the written consent of Chemical New York Corporation, the sole stockholder of the Corporation, on February 28, 1985.

                  IN WITNESS WHEREOF, the undersigned have executed this Certificate this 28th day of February 1985.

                                         /s/ Walter V. Shipley
                                         ------------------------------------
                                             Walter V. shipley
                                           Chairman of the Board

                                         /s/ John B. Wynne
                                         ------------------------------------
                                             John B. Wynne
                                              Secretary


[Corporate Seal]

                                STATE OF NEW YORK

                               Banking Department


         I, CARMINE M. TENGA, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed Certificate entitled "Certificate of Amendment of the Organization Certificate of CHEMICAL BANK under Section 8005 of the New York Banking Law," dated December 2, 1991, providing for the following:

         1) An increase in capital stock from $315,000,000, consisting of 25,000,000 shares of Common Stock, par value $12 per share, and 15,000,000 shares of Preferred Stock, par value $1 per share, to $699,000,000, consisting of 57,000,000 shares of Common Stock, par value $12 per share, and 15,000,000 shares of Preferred Stock, par value $1 per share; and

         2)       The location of the Principal office as New York, New York.


Witness, my hand and official seal of the Banking Department of the City of New York, this 4th day of June in the Year of our Lord one thousand nine hundred and ninety-two


                                                 /s/ Carmine M. Tenga
                                                 -------------------------------
                                                 Deputy  Superintendent of Banks

STATE OF NEW YORK,         )
                           )
COUNTY OF NEW YORK,        )


                  I, JOHN B. WYNNE, being duly sworn, depose and say that I, the said JOHN B. WYNNE, am the Secretary of CHEMICAL BANK, and that I have read and signed the foregoing Certificate and know the contents thereof and the statements therein contained are true.


                                                 /s/ John B. Wynne
                                                 ------------------------------
                                                     JOHN B. WYNNE
                                                        Secretary


Subscribed and sworn to before
me this 3rd day of  December 1977.


- -----------------------------------
Notary Public

                            CERTIFICATE OF AMENDMENT

                                       OF

                          THE ORGANIZATION CERTIFICATE

                                       OF

                                  CHEMICAL BANK


                      Under Section 8005 of the Banking Law



                  We, WALTER V. SHIPLEY and JOHN B. WYNNE, being, respectively, the Chairman of the Board and the Secretary of CHEMICAL BANK, a New York banking organization, do hereby certify as follows:

                  1. The name of the Corporation is Chemical Bank.

                  2. The Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on November 26, 1968.

                  3. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on February 17, 1969.

                  4. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on September 8, 1977.

                  5. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on January 29, 1981.

                  6. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on September 8, 1982.

                  7. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on March 13, 1985.

                  8. Article SECOND of the Organization Certificate, stating that the place where the Corporation's office is to be located is 20 Pine Street, New York, New York, is hereby amended and restated to read in its entirety as follows:

                  "SECOND: The principal office of the Corporation is to be located in New York, New York."

                  9. Article THIRD of the Organization Certificate, as amended, stating that the amount of its authorized capital stock is $315,000,000 and the number of shares into which such capital stock is to be divided is 40,000,000 shares consisting of 25,000,000 shares of Common Stock, par value $12 per share, and 15,000,000 shares of Preferred Stock, par value $1 per share, is hereby amended and restated to read in its entirety as follows:

                  "THIRD: The amount of authorized capital stock which the Corporation is hereafter to have is $699,000,000 and the number of shares into which such capital stock is to be divided is 72,000,000 shares consisting of 57,000,000 shares of Common Stock, par value $12 per share, and 15,000,000 shares of Preferred Stock, par value $1 per share, which shall be issued in one or more classes or series having such designations, relative rights, preferences or limitations as fixed by the Board of Directors of the Corporation at the time of issuance of any such Preferred Stock."

                  10. These amendments to the Organization Certificate were approved by a resolution adopted by the written consent of Chemical Banking Corporation, the sole stockholder of the Corporation, on December 2, 1991.

                  IN WITNESS WHEREOF, the undersigned have executed this Certificate this 2nd day of December 1991. [GRAPHIC OMITTED]


                                                 /s/ Walter V. Shipley
                                                --------------------------------
                                                     Walter V. Shipley
                                                 Chairman of the Board

                                                /s/ John B. Wynne
                                                --------------------------------
                                                    John B. Wynne
                                                      Secretary

                                State of New York

                               BANKING DEPARTMENT



         I, PETER M. PHILBIN, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled "CERTIFICATE OF AMENDMENT OF THE ORGANIZATION CERTIFICATE OF CHEMICAL BANK UNDER SECTION 8005 OF THE BANKING LAW" dated July 10, 1996 providing for a change in name from CHEMICAL BANK to THE CHASE MANHATTAN BANK and an increase in authorized capital stock from $699,000,000, consisting of 15,000,000 shares with a par value of $1 each designated as Preferred Stock and 57,000,000 shares with a par value of $12 each designated as Common Stock to $1,335,000,000 consisting of 15,000,000 shares with a par value of $1 each designated as Preferred Stock and 110,000,000 shares with a par value of $12 each designated as Common Stock.
Such name change and increase in capital stock is to be effective July 13, 1996


Witness, my hand and official seal of the Banking Department at the City of New York, this 11TH day of JULY in the Year of our Lord one thousand nine hundred and NINETY-SIX





                                                  -----------------------------
                                                  Deputy Superintendent of Banks

                            CERTIFICATE OF AMENDMENT

                                       OF

                          THE ORGANIZATION CERTIFICATE

                                       OF

                                  CHEMICAL BANK


                 Under Section 8005 of the New York Banking Law


                  We, WALTER V. SHIPLEY and ANTHONY J. HORAN, being, respectively, the Chairman of the Board and the Secretary of CHEMICAL BANK, a New York banking organization, do hereby certify as follows:

                  1. The name of the Corporation is Chemical Bank.

                  2. The Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on November 26, 1968.

                  3. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on February 17, 1969.

                  4. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on September 8, 1977.

                  5. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on January 29, 1981.

                  6. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on September 8, 1982.

                  7. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on March 13, 1985.

                  8. A Certificate of Amendment of the Organization Certificate of Chemical Bank was filed by the Superintendent of Banks of the State of New York on June 4, 1992.

                  9. Article FIRST of the Organization Certificate, stating that the name by which the Corporation is to be known is CHEMICAL BANK, is hereby amended and restated to read in its entirety as follows:

                  "FIRST: The name by which the Corporation is to be known is THE CHASE MANHATTAN BANK."

                  10. Article THIRD of the Organization Certificate, as amended, stating that the amount of its authorized stock which the Corporation is hereafter to have is $699,000,000 and the number of shares into which such capital stock is to be divided is 72,000,000 shares consisting of 57,000,000 shares of Common Stock, par value $12 per share, and 15,000,000 shares of Preferred Stock, par value $1 per share, which shall be issued in one of more classes or series having such designations, relative rights, preferences or limitations as fixed by the Board of Directors of the Corporation at the time of issuance of any such Preferred Stock, is hereby amended and restated to read in its entirety as follows:

                  "THIRD: The amount of authorized capital stock which the Corporation is hereafter to have is $1,335,000,000 and the number of shares into which such capital stock is to be divided is 125,000,000 shares consisting of 110,000,000 shares of Common Stock, par value $12 per share, and 15,000,000 shares of Preferred Stock, par value $1 per share, which shall be issued in one or more classes or series having such designations, relative rights, preferences or limitations as fixed by the Board of Directors of the Corporation at the time of issuance of any such Preferred Stock."

                  11. These amendments to the Organization Certificate were approved by a resolution adopted by the written consent of The Chase Manhattan Corporation, the sole stockholder of the Corporation, on July 3, 1996.

                  IN WITNESS WHEREOF, the undersigned have executed this Certificate this 10th day of July, 1996. [GRAPHIC OMITTED]



                                               /s/ Walter V. Shipley
                                               --------------------------
                                                   Walter V. Shipley
                                               Chairman of the Board

                                               /s/ Anthony J. Horan
                                               --------------------------
                                                   Anthony J. Horan
                                                   Secretary

                  I, ANTHONY J. HORAN, being duly sworn, depose and say that I, the said ANTHONY J. HORAN, am the Secretary of CHEMICAL BANK, and that I have read and signed the foregoing Certificate and know the contents thereof and the statements therein contained are true.


                                               /s/ Anthony J. Horan
                                               --------------------------
                                                   Anthony J. Horan
                                                   Secretary


Subscribed and sworn to before me this 10th day of July 1996.

/s/ Virginia Stark
- ---------------------------------
  Notary Public

                                     BY-LAWS



                            THE CHASE MANHATTAN BANK
                        (formerly known as Chemical Bank)


                               AS AMENDED THROUGH

                                  July 16, 1996

                                    CONTENTS

                                     SUBJECT

ARTICLE

I                     MEETINGS OF STOCKHOLDERS
                            Section 1.01                  Annual Meeting
                            Section 1.02                  Special Meetings
                            Section 1.03                  Quorum

II                    BOARD OF DIRECTORS
                            Section 2.01                  Number
                            Section 2.02                  Vacancies
                            Section 2.03                  Annual Meeting
                            Section 2.04                  Regular Meetings
                            Section 2.05                  Special Meetings
                            Section 2.06                  Quorum
                            Section 2.07                  Rules and Regulations
                            Section 2.08                  Compensation

III                   COMMITTEES
                            Section 3.01                  Executive Committee
                            Section 3.02                  Examining Committee
                            Section 3.03                  Other Committees

IV                    OFFICERS AND AGENTS
                            Section 4.01                  Officers
                            Section 4.02                  Clerks and Agents
                            Section 4.03                  Term of Office
                            Section 4.04                  Chairman of the Board
                            Section 4.05                  President
                            Section 4.06                  Vice Chairman of the Board
                            Section 4.07                  Chief Financial Officer
                            Section 4.08                  Controller
                            Section 4.09                  Secretary
                            Section 4.10                  General Auditor
                            Section 4.11                  Powers and Duties of Other Officers
                            Section 4.12                  Fidelity Bonds

V                     CORPORATE SEAL

VI                    FISCAL YEAR

VII                   INDEMNIFICATION
                            Section 7.01                  Right of Indemnification
                            Section 7.02                  Contracts and Funding
                            Section 7.03                  Employee Benefit Plans
                            Section 7.04                  Indemnification Not Exclusive Right
                            Section 7.05                  Advancement of Expenses; Procedures

VII                   BY-LAWS
                            Section 8.01                  Inspection
                            Section 8.02                  Amendments
                            Section 8.03                  Construction

                                     BY-LAWS

                                       OF

                            THE CHASE MANHATTAN BANK

                                    ARTICLE I

                            MEETINGS OF STOCKHOLDERS

                  SECTION 1.01. Annual Meeting. The annual meeting of stockholders of The Chase Manhattan Bank (herein called the Bank), shall be held in the Borough of Manhattan, City of New York, State of New York, within the first four months of each calendar year, on such date and at such time and place as the Board of Directors (herein called the Board), may determine, for the election of directors and the transaction of such other business as may properly come before the meeting. Notice of such meeting, stating the purpose or purposes thereof and the time when and the place where it is to be held and signed by the Chairman of the Board (herein called the Chairman), the President, a Vice Chairman of the Board or the Secretary or an Assistant Corporate Secretary of the Bank, shall be served by personal delivery upon each stockholder of record entitled to vote at such meeting not less than 10 nor more than 50 days before said meeting.

                  SECTION 1.02. Special Meetings. A special meeting of the stockholders may be called at any time by the Board, the Chairman, the President, or a Vice Chairman of the Board, or upon the request in writing of the holders of record of not less than 40% of the outstanding capital stock. Notice of any special meeting, stating the time, place and purpose or purposes thereof, shall be given by personal delivery to the stockholders in the manner provided in Section 1.01 for the giving of notice of annual meetings of stockholders. In the case of any meeting of stockholders, annual or special, called for a purpose requiring other or further notice. Such notice shall be give as required by law.

                  SECTION 1.03. Quorum. A majority of the outstanding common stock, represented in person or by proxy, shall constitute a quorum at any meeting of stockholders, unless otherwise provided by law; but less than a quorum may adjourn any meeting, from time to time, and the meeting may be held as adjourned, without further notice.

                                   ARTICLE II.

                               BOARD OF DIRECTORS

                  SECTION 2.01. Number. The business and affairs of the Bank shall be managed by or under the direction of a Board of Directors, of such number as may be fixed from time to time by resolution adopted by the Board, but in no event less than 7 or more 25, selected, organized and continued in accordance with the provisions of the New York Banking Law. Each director hereafter elected shall hold office until the next annual meeting of the stockholders and until his successor is elected and has qualified, or until his death or until he shall resign or shall have been removed.

                  SECTION 2.02. Vacancies. In case of any increase in the number of directors, the additional director or directors, and in case of any vacancy in the board due to death, resignation, removal, disqualification or any other cause, the successors to fill the vacancies, not exceeding one-third of the entire Board, shall be elected by a majority of the directors then in office.

                  SECTION 2.03. Annual Meeting. An annual meeting of the directors shall be held each year, without notice, immediately following the annual meeting of stockholders. The time and place of such meeting shall be designated by the Board. At such meeting, the directors shall, after qualifying, elect from their own number a Chairman of the Board, a President and one or more Vice Chairmen of the Board, and shall elect or appoint such other officers authorized by these By-laws as they may deem desirable, and appoint the Committees specified in Article III hereof. The directors may also elect to serve at the pleasure of the Board, one or more Honorary Directors, not members of the Board. Honorary Directors of the Board shall be paid such compensation or such fees for attendance at meetings of the Board, and meetings of other committees of the Board, as the Board shall determine from time to time.

                  SECTION 2.04. Regular Meetings. The Board shall hold a regular meeting without notice at the principal office of the Bank on the third Tuesday in each month, with the exception of the month of August, at such time as shall be determined by the Board, unless another time or place within or without the State, shall be fixed by resolution of the Board. Should the day appointed for a regular meeting fall on a legal holiday, the meeting shall be held at the same time on the preceding day or on such other day as the Board may order.

                  SECTION 2.05. Special Meetings. Special meetings of the Board shall be held whenever called by the Chairman, the President, a Vice Chairman of the Board, the Secretary or a majority of the directors at the time in office. A notice shall be given as hereinafter in this Section provided of each such special meeting, in which shall be stated the time and place of such meeting, but, except as otherwise expressly provided by law or by these By-laws, the purposes thereof need not be stated in such notice. Except as otherwise provided by law, notice of each such meeting shall be mailed to each director, addressed to him at his residence or usual place of business at least two (2) days before the day on which such meeting is to be held, or shall be sent addressed to him at such place by telegraph, cable, wireless or other form of recorded communication or be delivered personally or by telephone not later than noon of the calendar day before the day on which such meeting is to be held. At any regular or special meeting of the Board, or any committee thereof, one or more Board or committee members may participate in such meeting by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. This type of participation shall constitute presence in person at the meeting. Notice of any meeting of the Board shall not, however, be required to be given to any director who submits a signed waiver of notice whether before or after the meeting, or if he shall be present at such meeting; and any meeting of the Board shall be a legal meeting without any notice thereof having been given if all the directors of the Bank then in office shall be present thereat.

                  SECTION 2.06. Quorum. One-third of the members of the entire Board, or the next highest integer in the event of a fraction, shall constitute a quorum, but if less than a quorum be present, a majority of those present may adjourn any meeting from time to time and the meeting may be held as adjourned without further notice.

                  SECTION 2.07 Rules and Regulations. The Board may adopt such rules and regulations for the conduct of its meetings and the management of the affairs of the Bank as it may deem proper, not inconsistent with the laws of the State of New York or these By-laws.

                  SECTION 2.08. Compensation. Directors shall be entitled to receive from the Bank such fees for attendance at meetings of the Board or of any committee, or both, as the Board from time to time determine. The Board may also likewise provide that the Bank shall reimburse each such director or member of such committee for any expenses paid by him on account of his attendance at any such meeting. Nothing in this Section contained shall be construed to preclude any director from serving the Bank in any other capacity and receiving compensation therefor.

                                   ARTICLE III

                                   COMMITTEES

                  SECTION 3.01. Executive Committee. The Board, by resolution adopted by a majority of the entire Board, shall appoint an Executive Committee which, when the Board is not in session, shall have and may exercise all the powers of the Board that lawfully may be delegated including, without limitation, the power and authority to declare dividends. The Executive Committee shall consist of such number of directors as the Board shall from time to time determine, but not less than five and one of whom shall be designated by the Board as Chairman thereof, as follows: (a) the Chairman of the Board, the President, the Vice Chairmen of the Boar, and (b) such other directors, none of whom shall be an officer of the Bank, as shall be appointed to serve at the pleasure of the Board. The Board, by resolution adopted by a minority of the entire Board, may designate one or more directors as alternate members of the Executive Committee and the manner and circumstances in which such alternate members shall replace or act in the place of absent or disqualified members of the Executive Committee. The attendance of one-third of the members of the Committee or their substitutes, or the next highest integer in the event of a fraction, at any meeting shall constitute a quorum, and the act of a majority of those present at a meeting thereof at which a quorum is present shall be the act of the Committee. All acts done and powers conferred by the Committee from time to time shall be deemed to be, and may be certified as being done or conferred under authority of the Board. The Committee shall fix its own rules and procedures, and the minutes of the meetings of the Committee shall be submitted at the next regular meeting of the Board at which a quorum is present, or if impracticable at the next such subsequent meeting. The Committee shall hold meetings "On Call and such meetings may be called by the Chairman of the Executive Committee, the Chairman of the Board, the President, a Vice Chairman of the Board, or the Secretary. Notice of each such meeting of the Committee shall be given by mail, telegraph, cable, wireless or other form of recorded communication or be delivered personally or by telephone to each member of the Committee not later than the day before the day on which such meeting is to be held. Notice of any such meeting need not be given to any member of the Committee who submits a signed waiver of notice whether before or after the meeting, or if he shall be present at such meeting; and any meeting of the Committee shall be a legal meeting without any notice thereof having been given, if all the members of the Committee shall be present thereat. In the case of any meeting, in the absence of the Chairman of the Executive Committee, such members as shall be designated by the Chairman of the Executive Committee or the Executive Committee shall act as Chairman of the meeting.

                  SECTION 3.02. Examining Committee. The Board, by resolution adopted by a majority of the entire Board, shall appoint an Examining Committee composed of not less than three of its members, none of whom shall be an officer of the Bank, to hold office at its pleasure and one of whom shall be designated by the Board as chairman thereof. The Committee shall make such examination into the affairs of the Bank and its loans and discounts and make such reports in writing thereof as may be directed by the Board or required by the Banking Law. The attendance of one third of the members of the Committee, or the next highest integer in the event of a fraction, at any meeting shall constitute a quorum, and the act of a majority of those present at a meeting thereof at which a quorum is present shall be the act of the Committee.

                  SECTION 3.03. Other Committees. The Board, by resolution adopted by a majority of the entire Board, may appoint, from time to time, such other committees composed of not less than three of its members for such purposes and with such duties and powers as the Board may determine. The attendance of one-third of the members of such other committees, or the next highest integer in the event of a fraction, at any meeting shall constitute a quorum, and the act of a majority of those present at a meeting thereof at which a quorum is present shall be the act


                                   ARTICLE IV

                               OFFICERS AND AGENTS

                  SECTION 4.01. Officers. The officers of the Bank shall be (a) a Chairman of the Board, a President and one or more Vice Chairmen of the Board, each of whom must be a director and shall be elected by the Board; (b) a Chief Financial Officer, a Controller, a Secretary and a General Auditor, each of whom shall be elected by the Board; and (c) may include a Chief Credit Officer, a Chief Administrative Officer, a Chief Technology Officer, one or more Group Executives and such other officers as may from time to time be elected by the Board or under its authority, or appointed by the Chairman or the President or a Vice Chairman of the Board.

                  SECTION 4.02. Clerks and Agents. The Board may elect and dismiss, or the Chairman or the President or a Vice Chairman of the Board may appoint and dismiss, or delegate to any other officers authority to appoint and dismiss, such clerks, agents and employees as may be deemed advisable for the prompt and orderly transaction of the Bank's business, and may prescribe, or authorize the appointing officers to prescribe, their respective duties, subject to the provisions of these By-laws.

                  SECTION 4.03. Term of Office. The officers designated in
Section 4.01 (a) shall be elected by the Board at its annul meeting. The officers designated in Section 4.01 (b) may be elected at the annual or any other meeting of the Board. The officers designated in Section 4.01 (c) may be elected at the annual or any other meeting of the Board or appointed at any time by the designated proper officers. Any vacancy occurring in any office designated in Section 4.01 (a) may be filled at any regular or special meeting of the Board. The officers elected pursuant to Section 4.01 (a) shall each hold office for the term of one year and until their successors are elected, unless sooner disqualified or removed by a vote of two-thirds shall of the whole Board. The officers elected by the Board pursuant to Section 4.01 (b) of these By-laws shall hold office at the pleasure of the Board. All other officers, clerks, agents and employees elected by the Board, or appointed by the Chairman, the President or a Vice Chairman of the Board, or under their authority, shall hold their respective offices at the pleasure of the Board or officers elected pursuant to Section 4.01 (a).

                  SECTION 4.04. Chairman of the Board. The Chairman shall be the chief executive officer of the Bank and shall have, subject to the control of the Board, general supervision and direction of the policies and operations of the Bank. He shall preside at all meetings of the stockholders and at all meetings of the Board. He shall have the right to execute any document or perform any act which could be or is required to be executed or performed by the President of the Bank. He shall have the power to sign checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Bank, and together with the Secretary or an Assistant Corporate Secretary or execute conveyances of real estate and other documents and instruments to which the seal of the Bank is affixed. He shall perform such other duties as from time to time may be prescribed by the Board.

                  SECTION 4.05. President. The President shall, subject to the direction and control of the Board and the Chairman, participate in the supervision of the policies and operations of the Bank. In general, the President shall perform all duties incident to the office of President, and such other duties as from time to time may be prescribed by the Board or the Chairman. In the absence of the Chairman, the President shall preside at meetings of stockholders and of the Board. The President shall have the same power to sign for the Bank as is prescribed in these By-laws for the Chairman.

                  SECTION 4.06. Vice Chairman of the Board. The Vice Chairman of the Board, or if there be more than one, then each of them, shall, subject to the direction and control of the Board and the Chairman, participate in the supervision of the policies and operations of the Bank, and shall have other duties as may be prescribed from time to time by the Board or the Chairman. In the absence of the Chairman and the President, a Vice Chairman, as designated by the Chairman or the Board, shall preside at meetings of the stockholders and the Board. Each Vice Chairman have the same power to sign for the Bank as is prescribed in these By-laws for the Chairman.

                  SECTION 4.07. Chief Financial Officer. The Chief Financial Officer shall have such powers and perform such duties as the Board, the Chairman, the President, or a Vice Chairman of the Board may from time to time prescribe, which duties may include, without limitation, responsibility for strategic planning, corporate finance, control, tax and auditing activities, and shall perform such other duties as may be prescribed by these By-laws.

                  SECTION 4.08. Controller. The Controller shall exercise general supervision of the accounting departments of the Bank. He shall be responsible to the Chief Financial Officer and shall render reports from time to time relating to the general financial condition of the Bank. He shall render such other reports and perform such other duties as from time to time may be prescribed by the Chief Financial Officer, a Vice Chairman of the Board, the President or the Chairman.

                  SECTION 4.09.  Secretary.  The Secretary shall:

                  (a) record all the proceedings of the meetings of the stockholders, the Board and the Executive Committee in one or more books kept for that purpose;

                  (b) see that all notices are duly given in accordance with the provisions of these By-laws or as required by law;

                  (c) be custodian of the seal of the Bank; and he may see that such seal or a facsimile thereof is affixed to any documents the execution of which on behalf of the Bank is duly authorized and may attest such seal when so affixed; and

                  (d) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be prescribed by the Board and the Chairman.

                  SECTION 4.10. General Auditor. The General Auditor shall exercise general supervision of the Auditing Division. He shall audit the affairs of the Bank and its subsidiaries, including appraisal of the soundness and adequacy of internal controls and operating procedures and shall ascertain the extent of compliance with policies and procedures of the Bank. He shall be responsible to the Board and shall make such audits and prepare such regular reports as the Board, its Examining Committee or the Chairman may, from time to time, require or as in his judgment are necessary in the performance of his duties.

                  SECTION 4.11. Powers and Duties of Other Officers. The powers and duties of all other officers of the Bank shall be those usually pertaining to their respective officers, subject to the direction and control of the Board and as otherwise provided in these By-laws.

                  SECTION 4.12. Fidelity Bonds. The Board, in its discretion, may require any or all officers, agents, clerks and employees of the Bank to give bonds covering the faithful performance of their duties or may obtain insurance covering the same, in either case in form and amount approved by the Board, the premiums thereon to be paid by the Bank.


                                    ARTICLE V

                                 CORPORATE SEAL

         The corporate seal of the Bank shall be in the form of a circle and shall bear the full name of the Bank and the words "Corporate Seal New York" together with the logo of The Chase Manhattan Corporation.

                                   ARTICLE VI

                                   FISCAL YEAR

         The fiscal year of the Bank shall be the calendar year.

                                   ARTICLE VII

                                 INDEMNIFICATION

                  SECTION 7.01. Right to Indemnification. The Bank shall to the fullest extent permitted by applicable law as then in effect indemnify any person (the "Indemnitee") who was or is involved in any manner (including, without limitation, as a party or a witness), or is threatened to be made so involved, in any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, administrative or investigative (including, without limitation, any action, suit or proceeding by or in the right of the Bank to procure a judgment in its favor) (a "Proceeding") by reason of the fact that he is or was a director, officer, employee or agent of the Bank, or is or was serving at the request of the Bank as a director, officer or employee or agent of another corporation, partnership, joint venture, trust or other enterprise against all expenses (including attorney's fees), judgment, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding. Such indemnification shall be a contract right and shall include the right to receive payment in advance of any expenses incurred by the Indemnitee in connection with such Proceeding, consistent with the provisions of applicable law as then in effect.

                  SECTION 7.02. Contracts and Funding. The Bank may enter into contracts with any director, officer, employee or agent of the Bank in furtherance of the provisions of this Article VII and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article VII.

                  SECTION 7.03. Employee Benefit Plans. For purposes of this
Article VII, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Bank" shall include any service as a director, officer, employee, or agent of the Bank which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participant and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner not opposed to be the best interests of a corporation.

                  SECTION 7.04. Indemnification Not Exclusive Right. The right of indemnification and advancement of expenses provided in this Article VII shall not be exclusive of any other rights to which a person seeking indemnification may otherwise be entitled, under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. The provisions of this Article VII shall inure to the benefit of the heirs and legal representatives of any person entitled to indemnity under this
Article VII and shall be applicable to Proceedings commenced or continuing after the adoption of this Article VII whether arising from acts or omissions occurring before or after such adoption.

                  SECTION 7.05. Advancement of Expenses: Procedures. In furtherance, but not limitation, of the foregoing provisions, the following procedures and remedies shall apply with respect to advancement of expenses and the right to indemnification under this Article VII:

                  (a) Advancement of Expenses. All reasonable expenses incurred by or on behalf of the Indemnitee in connection with any Proceeding shall be advanced to the Indemnitee by the Bank within twenty (20) days after the receipt by the Bank of a statement or statements from the Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the expense incurred by the Indemnitee and, if required by the law at the time of such advance, shall include or be accompanied by an undertaking by or on behalf of the Indemnitee to repay the amounts advanced if, and to the extent, it should ultimately be determined that the Indemnitee is not entitled to be indemnified against such expenses.

                  (b) Written Request for Indemnification. To obtain indemnification under this Article VII, an Indemnitee shall submit to the Secretary of the Bank a written request, including such documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification (the "Supporting Documentation"). The determination of the Indemnitee's entitlement to indemnification shall be made within a reasonable time after receipt by the Bank of the written request for indemnification together with the Supporting Documentation. The Secretary of the Bank shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that the Indemnitee has requested indemnification.

                  (c) Procedure for Determination. The Indemnitee's entitlement to indemnification under this Article VII shall be determined (i) by the Board by a majority vote of a quorum (as defined in Article VII of these By-laws) consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such quorum is not obtainable, or, even if obtained, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders, but only if a majority of the disinterested directors, if they constitute a quorum of the Board, presents the issue of entitlement to indemnification to the stockholders for their determination.

                                  ARTICLE VIII

                                     BY-LAWS

                  SECTION 8.01. Inspection. A copy of the By-laws shall at all times be kept in a convenient place at the principal office of the Bank, and shall be open for inspection by stockholders during banking hours.

                  SECTION 8.02. Amendments. Except as otherwise specifically provided by the statute, these By-laws may be added to, amended, altered or repealed at any meeting of the Board by vote of a majority of the entire Board, provided that written notice of any such proposed action shall be given to each director prior to such meeting, or that notice of such addition, amendment, alteration or repeal shall have been given at the preceding meeting of the Board.

                  SECTION 8.03. Construction. The masculine gender, where appearing in these By-laws, shall be deemed to include the feminine gender.

         I, JEAN E. RUGANI, Assistant Corporate Secretary of THE CHASE MANHATTAN BANK, New York, New York, hereby certify that the foregoing is a true and correct copy of the By-laws of said Bank and that said By-laws are in full force and effect on the date hereof.

         Dated:

                                                           /s/ Jean E. Rugani
                                                          ----------------------
                                                               Jean E. Rugani

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                    at the close of business March 31, 1996,
                  in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                   DOLLAR AMOUNTS
                     ASSETS                                              IN MILLIONS

Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin ....................................................    $  3,391
     Interest-bearing balances ............................................       2,075
Securities:  ..............................................................
Held to maturity securities................................................       3,607
Available for sale securities..............................................      29,029
Federal Funds sold and securities purchased under
     agreements to resell in domestic offices of the
     bank and of its Edge and Agreement subsidiaries,
     and in IBF's:
     Federal funds sold ...................................................       1,264
     Securities purchased under agreements to resell ....                           354
Loans and lease financing receivables:
     Loans and leases, net of unearned income                    $73,216

     Less: Allowance for loan and lease losses                     1,854
     Less: Allocated transfer risk reserve .........                 104
                                                                 -------
     Loans and leases, net of unearned income,
     allowance, and reserve ..............................................       71,258
Trading Assets ...........................................................       25,919
Premises and fixed assets (including capitalized
     leases)..............................................................        1,337
Other real estate owned ..................................................           30
Investments in unconsolidated subsidiaries and
     associated companies.................................................          187
Customer's liability to this bank on acceptances
     outstanding .........................................................        1,082
Intangible assets ........................................................          419
Other assets .............................................................        7,406
                                                                               --------
TOTAL ASSETS .............................................................     $147,358
                                                                               ========

                                   LIABILITIES

Deposits
     In domestic offices .....................................................   $ 45,786
     Noninterest-bearing .....................................        $14,972
     Interest-bearing ..............................................   30,814
                                                                      -------
     In foreign offices, Edge and Agreement subsidiaries,
     and IBF's ...............................................................     36,550
     Noninterest-bearing ........................................     $   202
     Interest-bearing ..............................................   36,348
                                                                      -------

Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and
     of its Edge and Agreement subsidiaries, and in IBF's
     Federal funds purchased .............................................         11,412
     Securities sold under agreements to repurchase ......                          2,444
Demand notes issued to the U.S. Treasury ........................                     699
Trading liabilities ..........................................................     19,998
Other Borrowed money:
     With a remaining maturity of one year or less ...........                     11,305
     With a remaining maturity of more than one year ....                             130
Mortgage indebtedness and obligations under capitalized
     leases ..................................................................         13
Bank's liability on acceptances executed and outstanding                            1,089
Subordinated notes and debentures .....................................             3,411
Other liabilities ............................................................      6,778

TOTAL LIABILITIES ............................................................     139,615
                                                                                  --------


                                 EQUITY CAPITAL

Common stock .................................................................         620
Surplus ......................................................................       4,664
Undivided profits and capital reserves .................................             3,058
Net unrealized holding gains (Losses)
on available-for-sale securities .............................................        (607)
Cumulative foreign currency translation adjustments .........                            8

TOTAL EQUITY CAPITAL ........................................................        7,743
                                                                                  --------
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED
     STOCK AND EQUITY CAPITAL ......................................              $147,358
                                                                                  ========

I, Joseph L. Sclafani, S.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.
                                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                    WALTER V. SHIPLEY            )
                                    EDWARD D. MILLER             )DIRECTORS
                                    THOMAS G. LABRECQUE     )


                                      - 5 -